UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

navigator FUNDS

Navigator Equity Hedged Fund

SEMI-ANNUAL REPORT

March 31, 2013

Share Class	Ticker	Cusip
A share	NAVAX	66537x803
I share	NAVIX	66537x878
C share	NAVCX	66537x886

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Equity Hedged Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Advised by:

ClarkCapital MANAGEMENT GROUP

1-877-766-2264
www.navigatorfund.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Executive Summary

U.S. Equities:  The major U.S. stock market indices made it back to their previous highs, and there is evidence that the market may be due for a much needed rest.

International Equities:  Overseas markets underperformed the U.S. and there was a very wide dispersion of returns. Europe may be in a recession, China has slowed, but it appears that the economic deterioration has stabilized.

Hedging/VIX:  Volatility declined significantly during the first quarter, and active management was able to minimize the cost of hedging.

New Highs Abound

It finally happened! The major U.S. stock market indices finally made it all the way back to their previous highs. It took the Dow Jones Industrial Average five and one half years to finally eclipse the high of October 2007. That, by the way, was only slightly ahead of the prior high of October 2000. The S&P 500 eclipsed its high on the last day of the quarter, March 28th, after several days of back and forth testing the old high. The last two times that the S&P 500 reached new highs were on March 24, 2000 at 1527 and on October 9, 2007 at 1565. The 2000 high was followed by a 49% decline and the 2007 high by a 57% decline. While we don’t expect to see declines like those again now, there is evidence that the market is due for a much needed rest. We’ll get to that in a bit.

There were several themes that persisted during the first quarter that influenced the equity markets’ performance. The dominant themes were U.S. equity market outperformance, a resumption of turmoil in Europe with a banking crisis in Cyprus, and huge monetary stimulus from the Bank of Japan. The crisis in Cyprus threatened for a moment to derail the global market advance. It is amazing the ability the Europeans have to seize defeat from the jaws of victory! The unthinkable happened when the European authorities demanded that the Cypriot government tax all bank accounts as a condition of a 10 billion euro bailout. The Cypriot government announced plans to tax bank deposits under 130,000 euro by 6.75% and accounts over that amount by 9.9%. That tax, or confiscation of wealth, would have raised 5.8 billion euro. The announcement shocked the banks’ customers of course, but also the entire global financial system, because up to then, bank deposits had been considered sacred ground. This violated an international banking principle from 1930, and the world was stunned. As it turned out, the government honored the insured accounts of up to 130,000 euro, but then still passed a tax on accounts over 130,000 euro up to 40%.

Why is this important? After all, Cyprus only accounts for 0.2% of the Eurozone economy, and who cares if the tax mostly affects wealthy Russians who use Cyprus as a tax shelter? The important implication here is that this was even proposed by the European Financial Authorities. The head of the Euro Finance Ministries, Jeroen Dijsselbloem, said that this “solution” could become a “template” for future bailouts in the EU. He stated “If a bank can’t recapitalize itself, then we will talk to the shareholders, bond holders, and uninsured depositors.” That should be taken as a shot across the bow for bank depositors, especially those residing in peripheral Europe.

Meanwhile, in Japan, the central bank has embarked on a massive stimulus program. The program has had the effect of sending the yen crashing and stocks dramatically higher. In the first week of April, the program was extended when the Bank of Japan announced the world’s largest round of monetary stimulus, promising to inject about $1.4 trillion into the economy in less than two years. The new Bank of Japan Governor Haruhiko Kuroda committed to open-ended asset buying and said the monetary base would nearly double to 270 trillion yen ($2.9 trillion) by the end of 2014, in an aggressive attempt to end two decades of stagnation in the Japanese economy. The U.S. Federal Reserve may buy more debt under its quantitative easing plans, but with the Japanese economy about one-third of the size of the United States, the scope of Kuroda’s monetary stimulus is unmatched. The market’s response was a swift surge in stocks, signaling Kuroda is winning investors’ confidence in a campaign to revive the world’s third biggest economy.

The global economy has been very resilient in the face of many headwinds. Europe is in a recession, China has slowed, but it appears that the economic deterioration has stabilized. The U.S. economy continues to improve, and the housing market, particularly construction, could make a larger contribution to GDP than it has in years. However, markets do have a tendency to decouple from fundamentals. For example, in 2011 the economy was gaining strength, but a temporary pullback in the markets put stocks off nearly 20%, and high yield and bank loan spreads expanded.

Today, it appears that the rally that has been in place since the fall of 2012 is becoming tired and long in the tooth. We have witnessed each advance posting less robust gains than the prior one. This does not portend a bear market, but it does appear increasingly likely that despite the favorable longer-term economic outlook, we will see some sort of correction or consolidation in the near-term.

Q1 2013 Portfolio Analysis

The first quarter performance for the Navigator Equity Hedged Fund institutional shares shows a gain of 4.15% versus a gain of 7.74% for the MSCI World Index and 3.13% for the HFRX Equity Hedged Index, which provides a good reference from a risk standpoint.

The global equity market advance that began in November 2012 carried through the first quarter as stocks outperformed other asset classes, led by the Dow Jones Industrial Average with an 11.3% gain. The global equity markets performed very well with the MSCI World Index up 7.89%. The only major equity index to decline in the quarter was the MSCI Emerging Markets Index. Bonds on the other hand struggled with the Barclays Aggregate bonds index lower by 0.12%, dragged down by a 2.38% decline in Treasuries. The U.S. dollar rallied 4%, as credit crisis concerns flared up in Europe and Japanese authorities enacted policies that drove the yen lower. Commodities performed poorly led by a 4.9% decline in gold. The luster has quickly faded from the yellow metal and gold’s 10.1% drop since September 2012 is its worst two-quarter loss in over 15 years.

Even though the equity markets advanced, there was a defensive tone highlighted by the fact that in U.S. health care, consumer staples, and utilities were the three top-performing sectors. The defensive leadership reflects the market climbing a “wall of worry” and indicates that investors may be willing to add equity market exposure, but are doing so in a very conservative way. Defensive leadership generally leads to short-term corrections, but has bullish implications over the longer-term. The consumer discretionary and financials sectors were the third and fourth best-performing sectors. These sectors reported the highest earnings growth rates during Q1, attesting to the cyclical tailwinds and the continuation of the credit expansion theme. Among the two bottom-performing sectors, materials encountered headwinds from rising natural gas prices, while information technology was held back by the performance of Apple Inc.

Overseas markets in general underperformed the U.S. and there was a very wide dispersion of returns. Japan was the clear winner, with Emerging Markets pulling up the rear. The MSCI Japan Index rose 11.6% in U.S. dollar terms. The Japanese equity market has been in a secular decline since its 1990 peak, and investment managers have been ingrained to underweight Japan relative to its benchmark weighting in order to pick up relative outperformance. That may now be changing and the Land of the Rising Sun could very well now be in the early stages of a new secular bull market. If that is the case, we expect to see investment managers boost their allocations to Japanese equities, which in turn would provide a natural level of demand for Japanese stocks. Among developed countries, only three declined: Italy, Spain, and Austria. Emerging Markets weakness was widespread. Eleven out of 21 countries in the MSCI Emerging Markets Index, including each of the four BRIC countries, declined in Q1.

Key Contributors and Detractors

Sentry Strategy (Hedge/Volatility)

The Sentry Strategy’s mission is to own volatility in order to hedge the equity exposure and to manage that volatility exposure in order to potentially minimize the cost of hedging. When markets are turbulent and volatility is spiking such as during 2008 and during the summer of 2011, volatility may yield spectacular benefits and ease a portfolio’s downside. When investor optimism is resurgent, such as in 2012 when the CBOE Volatility Index (VIX) fell 23%, owning volatility may lead to considerable drag. During the 1st quarter, owning volatility was a drag on portfolio returns, as the VIX declined by 29%. However, we owned a volatility vehicle that minimized the hedging cost. In our opinion, the main vehicles for owning volatility are the S&P 500 VIX Short-Term Futures (VXX), the S&P 500 VIX Mid-Term Futures (VIXM), and the S&P 500 Dynamic VIX (XVZ). For most of the quarter, the Sentry Strategy’s only holding was the iPath S&P 500 Dynamic VIX ETN (XVZ), and while it was down 10.8% for the quarter, it outperformed the other hedges. These other volatility options performed worse, as VXX was down 36.3% and VIXM was down 22.8%. XVZ is uniquely structured to enable a portion of the portfolio to short volatility, and thus manage hedging cost. In addition, for most of the quarter we underweighted our allocation to the hedge as the markets enjoyed a solid rally. Thus, while the Sentry Strategy was not a positive contributor to the portfolio performance, we did effectively manage the volatility exposure and minimized the cost of hedging during a very difficult time to own volatility. During February we briefly bumped up the hedge allocation by adding a position in the 2x inverse S&P 500 ETF (SDS) and inverse Emerging Markets (EUM). However when the markets showed renewed strength, we quickly exited the position. Near the end of March it appeared that the market was getting tired and due for a correction, so we increased the allocation to the hedge again to provide a greater level of downside protection to our portfolios. We effected that change by paring back XVZ and adding 2x inverse ETFs for the S&P 500, Russell 2000, and MSCI Europe.

U.S. Style

Top Contributors

iShares Russell Mid Cap Value

iShares Russell 2000

Top Detractors

iShares S&P 500 Value

iShares Russell Midcap Growth

While we have increased our defensive orientation in the Sector and International allocations, the Style allocation remains aggressively positioned. While recently we sold Mid Cap Growth (IWP) and added Large Cap Value (IVE) to the portfolio, we have not seen any substantial slowing of relative strength in mid and small cap stocks. Often at market peaks, small caps will begin to lag on market up days, but so far that has not occurred. Thus, while we have raised cash in the Sector and International allocations, we remain fully invested here, as broad U.S. equities have been some of the strongest global markets so far in 2013. We certainly are on watch for a correction, but since we have yet to see one, it is full steam ahead. If a correction does begin to develop, the S&P 500 (SPY) and the S&P 100 (OEF) would be safe havens for assets.

U.S. Sector

Top Contributors

iShares DJ U.S. Transportation

S&P Retail SPDR

Top Detractors

iShares S&P North America – Software

iShares DJ U.S. Oil Equipment & Services

In the Sector allocation, we have slowly but surely positioned the portfolio in a defensive manner. Though the market has not declined in price terms, the momentum of the advance since the November low has stalled. Thus, despite the market rally during the 1st quarter, we have gradually seen defensive sectors rise in our relative strength rankings. The portfolio recently has been buying traditionally lower beta, conservative sectors such as Consumer Staples (XLP), Pharmaceuticals (IHE), and Utilities (XLU). Aggressive, higher beta sectors have been declining in our relative strength ranks for a number of weeks now, and our recent sales reflect this, including sales of Internet (FDN), Semiconductors (SOXX), Energy (XLE), and Industrials (XLI). Also, the portfolio increased its cash position and in the coming weeks we could see additional cash raised if the correction we anticipate does come to fruition. In recent weeks, Consumer Staples, Utilities, and particularly Health Care have displayed superior relative strength. Financials (XLF), our largest sector weight and now a higher beta sector, may be peaking in relative strength; we are watching the sector closely. The portfolio’s current sector weightings are as follows: Financials 25.5%, Health Care 19.5%, Consumer Staples 16.0%, Consumer Discretionary 11.0%, Utilities 10.5%, Industrials 5.0%, and Energy 4.5%.

International (Developed, Emerging & Frontier)

Top Contributors

iShares MSCI Thailand

iShares MSCI Turkey

Top Detractors

iShares MSCI EMU

iShares MSCI Mexico

The International allocation has become more concentrated and defensive in recent weeks, a result of the fact that very few markets are stronger than the U.S. – and that Emerging Markets in particular have been quite weak. Though U.S. markets have enjoyed a broad 10% rally during the quarter, both Emerging Markets and now European markets are down for the year. Among international markets, Asia remains the standout. For the first time in a long time, Japan has risen to the top of our relative strength rankings, and it has become a top international holding. Asian emerging markets continue to be some of the strongest markets in the world, and our positions in Thailand (THD) and Indonesia (IDX) reflect that strength. Australia (EWA), Switzerland (EWL), and Sweden (EWD) round out the international allocation. Recent sales include broad Europe (EZU), Mexico (EWW), and Chile (ECH). As international markets have been comparatively quite weak, we have increased our cash position. The portfolio’s current regional weightings are as follows: Asia Developed Markets 34.0%, Europe 20.0%, United States 15.0%, Asia Emerging Markets 11.0%, and International Small Cap 10.0%.

Outlook

This past quarter was the thirteenth time since 1926 that the S&P 500 has posted a double digit return. In this case it was 10.61% including dividends. In the twelve previous occasions, the S&P 500 was mixed during the second quarter. However, in ten of the twelve cases, it closed positive for the year with a median additional gain of 5.8%. This does not mean that we cannot have a correction at any time. We do expect the rate of ascent to slow and we could see a pullback in the market. A pause or consolidation of the recent gains would be healthy for the markets and would likely set the stage for further gains for the remainder of the year. The S&P 500 has risen 16.0% from its November 2012 low without even more than a 3% correction. From an historical perspective the current rally is long in the tooth. There are usually three 5% corrections per year, one 10% correction per year, one 15% plus correction every two years, and one 20% plus correction every three years.

The month of April is the second seasonally strongest month of the year in the S&P 500, but it also leads into the five months of seasonal weakness from May through September. In addition, while history never repeats exactly, it often times rhymes, and the market has peaked in April in each of the past three years before a decent correction appeared.

Below is the date that the market peaked each April, the amount of the correction, and the bottom date of the correction.

4/23/2010	-15.99%	7/2/2010
4/29/2011	-19.39%	10/3/2011
4/2/2012	-9.93%	6/4/2012

Even if the market does experience a much overdue correction, we think the weakness would be met with ample buying demand, and we do not expect a correction of those magnitudes experienced over the past three years. We think a correction would be kept in the mid-single digits and would have the effect of dampening investor sentiment, which in turn would plant the seeds for the next meaningful market advance. The investing landscape remains conducive toward further gains over the intermediate to longer-term horizon. The economic backdrop is improving with growth in the U.S. expected to accelerate. Valuations are at reasonable levels, and most importantly the Federal Reserve has backstopped the market with liquidity and has vowed to keep on pumping until the unemployment rate falls to 6.5%. The old adage of “Don’t fight the Fed” seems to apply, and until that changes the trend should remain higher, albeit for the normal short-term corrections.

1209-NLD-5/17/2013

	Navigator Equity Hedged Fund
	PORTFOLIO OF INVESTMENTS (Unaudited)
	March 31, 2013
Shares		Market Value

	EXCHANGE TRADED FUNDS - 86.8%
	COUNTRY FUNDS - 24.4%
218,229	iShares MSCI Australia Index Fund	$ 5,900,912
586,572	iShares MSCI Japan Index Fund	6,334,977
55,599	iShares MSCI Sweden Index Fund	1,807,524
202,598	iShares MSCI Switzerland Capped Index Fund	5,948,277
23,775	iShares MSCI Thailand Capped Investable Market Index Fund	2,165,902
52,787	Market Vectors Indonesia Index ETF	1,700,269
78,061	ProShares UltraShort MSCI Europe *	1,935,132
		25,792,993

	LARGE-CAP FUNDS - 12.0%
67,630	iShares S&P 500 Value Index Fund	4,991,094
136,943	ProShares UltraShort S&P500 *	6,035,078
10,656	SPDR S&P 500 ETF Trust	1,668,197
		12,694,369
	MID-CAP FUND - 5.6%
104,021	iShares Russell Midcap Value Index Fund	5,929,197

	SECTOR FUNDS - 21.9%
15,663	Consumer Discretionary Select Sector SPDR Fund	829,513
117,697	Consumer Staples Select Sector SPDR Fund	4,679,633
376,335	Financial Select Sector SPDR Fund	6,845,533
47,374	First Trust ISE-Revere Natural Gas Index Fund	796,831
41,884	Health Care Select Sector SPDR Fund	1,924,570
9,535	iShares Dow Jones Transportation Average Index Fund	1,061,246
19,715	iShares Dow Jones US Pharmaceuticals Index Fund	1,891,654
6,996	iShares Nasdaq Biotechnology Index Fund	1,118,241
24,179	SPDR S&P Retail ETF	1,700,751
60,536	Utilities Select Sector SPDR Fund	2,363,931
		23,211,903
	SMALL-CAP FUNDS - 18.4%
140,932	iShares Russell 2000 Index Fund	13,284,250
96,106	ProShares UltraShort Russell2000 *	1,897,133
138,962	SPDR S&P International Small Cap ETF	4,259,185
		19,440,568

	VOLATILITY FUND - 4.5%
116,219	iPath S&P 500 Dynamic VIX ETN *	4,770,790

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $89,080,492)	91,839,820

	SHORT-TERM INVESTMENTS - 9.0%
	MONEY MARKET FUND - 9.0%
9,462,873	HighMark Diversified Money Market Fund, Fiduciary Shares - 0.02% +	9,462,873
	(Cost - $9,462,873)

	TOTAL INVESTMENTS - 95.8% ( Cost - $98,543,365) (a)	$ 101,302,693
	OTHER ASSETS LESS LIABILITIES - 4.2%	4,470,482
	NET ASSETS - 100.0%	$ 105,773,175

*Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $98,913,587 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$ 3,717,015
Unrealized depreciation:	(1,327,909)
Net unrealized appreciation:	$ 2,389,106

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2013

Assets:
Investments in Securities at Value (identified cost $98,543,365)	$ 101,302,693
Dividends and Interest Receivable	101,183
Receivable for Securities Sold	14,739,051
Receivable for Fund Shares Sold	826,648
Prepaid Expenses and Other Assets	21,988
Total Assets	116,991,563

Liabilities:
Payable for Securities Purchased	11,037,647
Payable for Fund Shares Redeemed	113,021
Accrued Advisory Fees	62,164
Accrued Distribution Fees	3,200
Payable to Other Affiliates	1,431
Accrued Expenses and Other Liabilities	925
Total Liabilities	11,218,388

Net Assets	$ 105,773,175

Composition of Net Assets:
At March 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 106,180,250
Accumulated Net Investment Loss	(128,662)
Accumulated Net Realized Loss From Security Transactions	(3,037,741)
Net Unrealized Appreciation on Investments	2,759,328
Net Assets	$ 105,773,175

Net Asset Value Per Share
Class A Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
403,170 shares outstanding)	$ 3,734,901
Net Asset Value ($3,734,901/403,170 shares outstanding) and Redemption Price	$ 9.26
Maximum Offering Price (100/94.5 of net assets)	$ 9.80

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
350,879 shares outstanding)	$ 3,201,447
Net Asset Value ($3,201,447/350,879 shares outstanding), Offering Price and Redemption Price	$ 9.12

Class I Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
10,645,942 shares outstanding)	$ 98,836,827
Net Asset Value ($98,836,827/10,645,942 shares outstanding), Offering Price and Redemption Price	$ 9.28

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2013

Investment Income:
Dividend Income	$ 755,746
Interest Income	1,383
Total Investment Income	757,129

Expenses:
Investment Advisory Fees	378,875
Administration Fees	37,028
Registration and Filing Fees	34,329
Transfer Agent Fees	30,160
Distribution Fees:
Class C	16,435
Class A	4,817
Shareholder Servicing Fees	8,338
Chief Compliance Officer Fees	7,847
Audit Fees	7,357
Printing Expense	6,867
Legal Fees	4,414
Custody Fees	4,414
Trustees' Fees	2,452
Insurance Expense	490
Miscellaneous Expenses	4,631
Total Expenses	548,454
Plus: Expense reimbursement recapture	24,678
Net Expenses	573,132
Net Investment Income	183,997

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(1,486,339)
(1,486,339)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,488,660
4,488,660

Net Realized and Unrealized Gain on Investments	3,002,321

Net Increase in Net Assets Resulting From Operations	$ 3,186,318

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2013	September 30, 2012
Operations:	(Unaudited)
Net Investment Income	$ 183,997	$ 80,262
Net Realized Gain (Loss) on Investments, Options Purchased and Options Written	(1,486,339)	462,520
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	4,488,660	1,282,765
Net Increase in Net Assets Resulting From Operations	3,186,318	1,825,547

Distributions to Shareholders:
From net investment income:
Class A	(1,735)	(6,860)
Class I	(289,446)	(134,391)
Net decrease in net assets from distributions to shareholders	(291,181)	(141,251)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	461,549	2,076,229
Class C	97,315	1,065,498
Class I	27,349,791	78,434,357
Distributions Reinvested:
Class A	1,431	6,029
Class I	283,165	48,687
Cost of Shares Redeemed:
Class A	(904,809)	(2,758,774)
Class C	(845,002)	(694,471)
Class I	(26,433,106)	(19,758,341)
Net increase in net assets resulting from shares of beneficial interest	10,334	58,419,214

Increase in Net Assets	2,905,471	60,103,510

Net Assets:
Beginning of Period	102,867,704	42,764,194
End of Period (including accumulated net investment
loss of $(128,662) and $(21,478), respectively)	$ 105,773,175	$ 102,867,704

SHARE ACTIVITY
Class A:
Shares Sold	51,402	229,285
Shares Reinvested	162	688
Shares Redeemed	(100,717)	(310,845)
Net decrease in shares of beneficial interest outstanding	(49,153)	(80,872)

Class C:
Shares Sold	11,061	119,156
Shares Redeemed	(95,261)	(77,668)
Net increase (decrease) in shares of beneficial interest outstanding	(84,200)	41,488

Class I:
Shares Sold	3,023,530	8,657,040
Shares Reinvested	32,069	5,552
Shares Redeemed	(2,920,085)	(2,188,497)
Net increase in shares of beneficial interest outstanding	135,514	6,474,095

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class A
	For the		For the		For the Period
	Six Months Ended		Year Ended		December 28, 2010 * to
	March 31, 2013		September 30, 2012		September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.00		$ 8.60		$ 10.00
From Operations:
Net investment income (loss) (a)	(0.00)	(g)	(0.00)	(g)	0.01
Net gain (loss) from securities
(both realized and unrealized)	0.26		0.41		(1.41)
Total from operations	0.26		0.41		(1.40)
Distributions to shareholders from:
Net investment income	-		(0.01)		-
Total distributions	-		(0.01)		-

Net Asset Value, End of Period	$ 9.26		$ 9.00		$ 8.60

Total Return (b)	2.94%	(d)	4.79%		(14.00)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,735		$ 4,071		$ 4,587
Ratio of expenses to average net assets,
before reimbursement (e)	1.29%	(c)	1.37%		4.99%	(c)
net of reimbursement (e)	1.35%	(c)(h)	1.35%		1.35%	(c)
Ratio of net investment income (loss) to average net assets (e)(f)	0.11%	(c)	(0.05)%		0.20%	(c)
Ratio of net investment income (loss) to average net assets - pre-waiver/recapture(e)(f)	0.16%	(c)	(0.05)%		0.20%	(c)
Portfolio turnover rate	237%	(d)	486%		380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of sales charges.  Had the Advisor not waived a portion of its fees,total returns would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class C
	For the		For the	For the Period
	Six Months Ended		Year Ended	December 28, 2010 * to
	March 31, 2013		September 30, 2012	September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 8.89		$ 8.55	$ 10.00
From Operations:
Net investment loss (a)	(0.03)		(0.08)	(0.04)
Net gain (loss) from securities
(both realized and unrealized)	0.26		0.42	(1.41)
Total from operations	0.23		0.34	(1.45)

Net Asset Value, End of Period	$ 9.12		$ 8.89	$ 8.55

Total Return (b)	2.59%	(d)	3.98%	(14.50)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,201		$ 3,869	$ 3,367
Ratio of expenses to average net assets,
before reimbursement (e)	2.04%	(c)	2.12%	3.46%	(c)
net of reimbursement (e)	2.10%	(c)(g)	2.10%	2.10%	(c)
Ratio of net investment loss to average net assets (e)(f)	(0.64)%	(c)	(0.87)%	(0.55)%	(c)
Ratio of net investment income (loss) to average net assets - pre-waiver/recapture(e)(f)	(0.59)%	(c)	(0.87)%	(0.55)%	(c)
Portfolio turnover rate	237%	(d)	486%	380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class I
	For the		For the	For the Period
	Six Months Ended		Year Ended	December 28, 2010 * to
	March 31, 2013		September 30, 2012	September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.03		$ 8.62	$ 10.00
From Operations:
Net investment income (a)	0.02		0.02	0.03
Net gain (loss) from securities
(both realized and unrealized)	0.26		0.41	(1.41)
Total from operations	0.28		0.43	(1.38)
Distributions to shareholders from:
Net investment income	(0.03)		(0.02)	-
Total distributions	(0.03)		(0.02)	-

Net Asset Value, End of Period	$ 9.28		$ 9.03	$ 8.62

Total Return (b)	3.08%	(d)	5.04%	(13.80)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 98,837		$ 94,928	$ 34,810
Ratio of expenses to average net assets,
before reimbursement (e)	1.04%	(c)	1.11%	1.85%	(c)
net of reimbursement (e)	1.10%	(c)(g)	1.10%	1.10%	(c)
Ratio of net investment income to average net assets (e)(f)	0.41%	(c)	0.17%	0.39%	(c)
Ratio of net investment income (loss) to average net assets - pre-waiver/recapture(e)(f)	0.46%	(c)	0.17%	0.39%	(c)
Portfolio turnover rate	237%	(d)	486%	380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2013

1.

ORGANIZATION

Navigator Equity Hedged Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified open-end management investment company.  The Fund offers three classes of shares designated as Class A, Class C and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The primary investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on December 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisers.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisers.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2013

value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 91,839,820	$ -	$ -	$ 91,839,820
Short-Term Investments	9,462,873	-	-	$ 9,462,873
Total	$ 101,302,693	$ -	$ -	$ 101,302,693

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Refer to the Portfolio of Investments for industry classifications.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2013

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2011-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income and distributions from net capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2013

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Clark Capital Management Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, the Advisor under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended March 31, 2013, the Advisor earned advisory fees of $378,875.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.35% for Class A, 2.10% for Class C and 1.10% for Class I shares average daily net assets.   During the year ended September 30, 2012, the Advisor waived fees of $7,732.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  As of September 30, 2012, $156,157 of fee waivers are subject to recapture by the Advisor, $148,425 of which may be recovered no later than September 30, 2014 and $7,732 which may be recovered no later than September 30, 2015.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the six months ended March 31, 2013, the Fund incurred distribution fees of $4,817 and $16,435 for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the six months ended March 31, 2013, the Distributor received $2,002 in underwriting commissions for sales of Class A shares, of which $198 was retained by the principal underwriter or other affiliated broker-dealers.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2013

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended March 31, 2013, amounted to $211,652,008 and $210,723,426, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended September 30, 2012 was as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,181,180)	$ (21,478)	$ (2,099,554)	$ (3,302,212)

There were no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Short-Term	Long-Term	Total	Expiration
1,181,180	-	1,181,180	No expiration

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $21,478.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
1,181,180	-	1,181,180	2019

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

March 31, 2013

Permanent book and tax differences, primarily attributable the reclassification of ordinary distributions, resulted in reclassification for the year ended September 30, 2012 as follows:

Paid in	Accumulated Net	Accumulated Net Realized
Capital	Investment Loss	Gain/(Loss) from Investment
$ (5,287)	$ 5,287	$ -

6.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Navigator Equity Hedged Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expense Ratio*	Expenses Paid During the Period** (10/1/12 to 3/31/13)
Actual
Class A	$1,000.00	$1,029.40	1.35%	$ 6.83
Class C	$1,000.00	$1,025.90	2.10%	$ 6.82
Class I	$1,000.00	$1,030.80	1.10%	$ 5.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.35%	$ 6.79
Class C	$1,000.00	$1,014.46	2.10%	$ 6.78
Class I	$1,000.00	$1,019.45	1.10%	$ 5.54

 *Annualized.

 **Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (182) and divided by the number of days in the fiscal year (365).

PORTFOLIO COMPOSITION* (Unaudited)

Exchange Traded Funds	90.7%
Country Funds	25.5%
Sector Funds	22.9%
Small-Cap Funds	19.2%
Large-Cap Funds	12.5%
Mid-Cap Fund	5.9%
Volatility Fund	4.7%
Short-Term Investments	9.3%
100.0%

*Based on Portfolio Market Value as of March 31, 2013.

ADDITIONAL INFORMATION (Unaudited)

Renewal of Advisory Agreement – Navigator Equity Hedged Fund*

In connection with a meeting held on November 14 and 15, 2012, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons, as that term is defined in the Investment Company Act of 1940, as revised, (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (the “Adviser”) and the Trust, on behalf of Navigator Equity Hedged Fund (the “Fund”).

The Board was assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement:

Nature, Extent and Quality of Services. The Trustees discussed the Adviser’s efforts to continue to enhance the Fund’s investment process and reviewed the efforts the Adviser is making to improve performance and to better match their hedge positions to market exposure.  They considered that the Adviser provides ongoing research efforts to identify opportunities and risks in the global economy.  With respect to the strategy, the Trustees acknowledged the Adviser’s representation that its strategy is intended to maintain a hedged position and such a strategy returns more favorable results in a volatile market.  The Trustees discussed the update regarding the Adviser’s SEC exam and noted that the exam was ongoing. They noted that the Adviser had informed the Board that it had hired outside consultants to review their procedures, and that the exam appeared to be focused on the Adviser’s SMA business and not specifically the Fund.

Performance. The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category average.  They noted that the Fund is trailing its peer group over 1 year with returns of 4.79% and 10.01%, respectively, but is fairly consistent with the Morningstar Long/Short category average of 3.67%.  The Trustees further noted that the Fund trailed its peer group and Morningstar category since inception.  They considered, however, that the Fund’s portfolio will likely perform better in a volatile market.  They considered that the Adviser is reviewing its strategy, and being proactive and attempting to protect against downside loss.  The Trustees then discussed the performance of the Adviser for its unhedged separately managed account for each year from 2005-2011 and noted, relative to the performance of that account, the average annual drag of the hedge has been 1.5%, but that this year it is much larger (780bps) and is a function of the lack of volatility in the market.  The Board concluded that the Fund lagged due to the hedge, but the performance was reasonable given the strategy and desire for downside protection.

Fees and Expenses. The Board discussed the Fund’s management fee and expense ratio which are 0.75% and 1.35%, respectively.  It noted that the Fund’s fee and ratio were below the averages charged by funds in its peer group and the Morningstar category average.  The Trustees further noted that the fee charged to the Fund is lower than the fee charged by the Adviser to its separately managed account clients.  After discussion, it was the consensus of the Board that the fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees acknowledged that the Adviser has indicated that it will consider breakpoints when the Fund reaches $250 million in assets.  They agreed this could be an appropriate level for breakpoints and noted that they will continue to monitor the Fund’s asset level.  After discussion, it was the consensus of the Board that based on the current size of the Fund, while economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the Advisory Agreement and as the Fund size materially increases.

Profitability. The Board considered the Adviser’s anticipated profitability in connection with its relationship with the Funds.  It noted that the Adviser had reported a modest net profit from its service to the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Renewal of Advisory Agreement – Navigator Equity Hedged Fund*

The Trustees further noted that the Adviser had not received any additional benefits or payments in connection with its relationship with the Fund.  They concluded that, based on the profitability analysis provided by the Adviser, it does not appear that the Adviser was excessively profitable from its relationship with the Fund.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/10/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/10/13